UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 20, 2004

ENCORE WIRE CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-20278	75-2274963

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1410 Millwood Road McKinney, Texas		75069

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 562-9473

(Former name, former address and former fiscal year, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1	July 20, 2004 Press Release by Encore Wire Corporation regarding the Board of Directors’ declaration of a stock dividend.

Item 9. Regulation FD Disclosure.

     On July 20, 2004, Encore Wire Corporation, a Delaware corporation (the “Company”), issued a press release announcing that the Board of Directors declared a 3-for-2 stock split to be paid as a 50% stock dividend on the Company’s common stock . The stock dividend is payable August 16, 2004 to stockholders of record at the close of business on August 6, 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     Limitation on Incorporation by Reference:

     In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 9 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENCORE WIRE CORPORATION
Date: July 20, 2004	By:	/s/ FRANK J. BILBAN
Frank J. Bilban, Vice President -- Finance,
Treasurer and Secretary; Chief Financial Officer

INDEX TO EXHIBITS

Item	Exhibit
99.1	July 20, 2004 Press Release by Encore Wire Corporation regarding the Board of Directors’ declaration of a stock dividend.